U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2009

Freedom Environmental Services, Inc.
(Name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53388	56-2291458
(Commission File Number)	(I.R.S. Employer
Identification No.)

5036 Dr. Phillips Blvd. #306
Orlando, Florida 32819

(407) 658-6100
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", “our company" refer to Freedom Environmental Services, Inc., a Nevada corporation.

Item 4.01 Changes in Registrant's Certifying Accountant.

On April 2, 2009, Lawrence Scharfman & Co. CPA P.A ("LSA") was appointed as the independent auditor for Freedom Environmental Services, Inc., commencing with the year ended December 31, 2008, and Kramer Weisman and Associates, LLP ("KWA") was dismissed as the independent auditors for the Company as of April 2, 2009. KWA was engaged on July 20, 2008. The decision to change auditors was approved by the Board of Directors on April 2, 2009.

During the Company's two most recent completed fiscal years and through the date of dismissal, there were no disagreements with KWA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KWA, would have caused it to make reference to the subject matter of the disagreements in connection with its reports with respect to the financial statements of the Company.

During the Company's two most recent completed fiscal years and through the date of dismissal, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-B under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company.

During the Company's two most recent completed fiscal years and through the date of engagement, the Company did not consult with LSA with respect to the Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B under the Exchange Act and the related instructions to Item 304 of Regulation S-B) or a "reportable event" (as such term is described in Item 304(a)(1)(v) of Regulation S-B), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The Company has furnished a copy of this Report to KWA and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from KWA is submitted hereto as Exhibit 16.1.

Subsequent Changes in Registrant's Certifying Accountant

As separately reported on Form 8-K filed on May 18, 2009 (including any amendments), on May 13, 2009, Tarvaran, Askelson & Company, LLP ("TAC") was appointed as the independent auditor for Freedom Environmental Services, Inc., commencing with the quarter ending March 31, 2009, and Lawrence Scharfman & Co. CPA P.A. ("LSC") was dismissed as the independent auditors for the Company as of May 14, 2009.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
		Exhibit 16.1	Letter of Kramer Weisman and Associates, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freedom Environmental Services, Inc.

Date: June 15, 2009	By: /s/ Michael S. Borish Michael S. Borish Chairman, Chief Executive Officer (Principle Executive Officer), Acting Chief Financial officer (Principal Accounting Officer)